AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 1998
                                                     REGISTRATION NO. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM S-3
                         REGISTRATION STATEMENT UNDER

                          THE SECURITIES ACT OF 1933

                               ----------------
                        SINCLAIR BROADCAST GROUP, INC.
            (Exact name of registrant as specified in its charter)


                    MARYLAND                          4833                       52-1494660
      (State or other jurisdiction of     (Primary Standard Industrial        (I.R.S. Employer
       incorporation or organization)      Classification Code Number)     Identification Number)


                               ----------------
                             2000 WEST 41ST STREET
                           BALTIMORE, MARYLAND 21211
                                (410) 467-5005

(Address,  including zip code,  and telephone  number,  including  area code, of registrant's principal executive offices)

                                DAVID D. SMITH
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        SINCLAIR BROADCAST GROUP, INC.
                             2000 WEST 41ST STREET
                           BALTIMORE, MARYLAND 21211
                                (410) 467-5005

(Name,  address,  including zip code, and telephone number, including area code, of agent for service)

                               ----------------
                      SEE TABLE OF ADDITIONAL REGISTRANTS.
                               ----------------
                                With a copy to:



  GEORGE P. STAMAS, ESQ.                      STEVEN A. THOMAS, ESQ.
WILMER, CUTLER & PICKERING                   THOMAS & LIBOWITZ, P.A.
   2445 M STREET, N.W.                   100 LIGHT STREET -- SUITE 1100
 WASHINGTON, D.C. 20037                      BALTIMORE, MD 21202
 (202) 663-6000                               (410) 752-2468

                                ----------------

APPROXIMATE  DATE OF  COMMENCEMENT  OF PROPOSED  SALE OF THE  SECURITIES  TO THE
PUBLIC:

As soon as practicable and from time to time after the effective date of this Registration Statement.

                               ----------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.[ ]



     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. [x]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] 333-12257

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. []

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. []


                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------

     TITLE OF EACH CHLASS                            PROPOSED MAXIMUM
       OF SECURITIES TO            AMOUNT TO BE     AGGREGATE OFFERING       REGISTRATION
         BE REGISTRED             REGISTERED(1)            PRICE                 FEE
Class A Common Stock .........     $71,202,500           $71,202,500           $21,005

--------------------------------------------------------------------------------
(1) Securities previously registered on registration statement number 333-12257 include $1,000,000,000 of Class A Common Stock, Debt Securities or Preferred Stock.

================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS


                                                                                    ADDRESS, INCLUDING
                                                                                         ZIP CODE,
                                                  PRIMARY                          AND TELEPHONE NUMBER,
      EXACT NAME OF         STATE OR OTHER       STANDARD           I.R.S.         INCLUDING AREA CODE,
      REGISTRANT AS         JURISDICTION OF     INDUSTRIAL         EMPLOYER           OF REGISTRANT'S
       SPECIFIED IN        INCORPORATION OR   CLASSIFICATION   INDENTIFICATION      PRINCIPAL EXECUTIVE
       ITS CHARTER           ORGANIZATION       CODE NUMBER         NUMBER                OFFICES
------------------------- ------------------ ---------------- ----------------- --------------------------
Chesapeake Television,         Maryland           4833           52-1590917     2000 West 41st Street

 Inc.                                                                           Baltimore, Maryland 21211
                                                                                410/467-5005

Chesapeake Television          Delaware           4833           51-0336990     2000 West 41st Street
 Licensee, Inc.                                                                 Baltimore, Maryland 21211
                                                                                410/467-5005

FSF-TV, Inc.                North Carolina        4833           56-1739096     2000 West 41st Street
                                                                                Baltimore, Maryland 21211
                                                                                410/467-5005
KABB Licensee, Inc.            Delaware           4833           52-1974581     2000 West 41st Street
                                                                                Baltimore, Maryland 21211
                                                                                410/467-5005

KDNL Licensee, Inc.            Delaware           4833           52-1974579     2000 West 41st Street
                                                                                Baltimore, Maryland 21211
                                                                                410/467-5005

KSMO, Inc.                     Maryland           4833           52-1836395     2000 West 41st Street
                                                                                Baltimore, Maryland 21211
                                                                                410/467-5005

KSMO Licensee, Inc.            Delaware           4833           52-1966077     2000 West 41st Street
                                                                                Baltimore, Maryland 21211
                                                                                410/467-5005

KUPN Licensee, Inc.            Maryland           4833           52-2016990     2000 West 41st Street
                                                                                Baltimore, Maryland 21211
                                                                                410/467-5005

SCI-Indiana Licensee,          Delaware           4833           52-1974576     2000 West 41st Street
 Inc.                                                                           Baltimore, Maryland 21211
                                                                                410/467-5005

SCI-Sacramento                 Delaware           4833           52-1974575     2000 West 41st Street
 Licensee, Inc.                                                                 Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Communica-            Maryland           4833           52-1977539     2000 West 41st Street
 tions, Inc.                                                                    Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of Albu-        Maryland           4833           52-1976547     2000 West 41st Street
 querque, Inc.                                                                  Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of Albu-        Delaware           4833           52-1974593     2000 West 41st Street
 querque Licensee,                                                              Baltimore, Maryland 21211
 Inc.                                                                           410/467-5005

Sinclair Radio of              Maryland           4833           52-1975701     2000 West 41st Street
 Buffalo, Inc.                                                                  Baltimore, Maryland 21211
                                                                                410/467-5005



                                                                                    ADDRESS, INCLUDING
                                                                                         ZIP CODE,
                                                  PRIMARY                          AND TELEPHONE NUMBER,
      EXACT NAME OF         STATE OR OTHER       STANDARD           I.R.S.         INCLUDING AREA CODE,
      REGISTRANT AS         JURISDICTION OF     INDUSTRIAL         EMPLOYER           OF REGISTRANT'S
       SPECIFIED IN        INCORPORATION OR   CLASSIFICATION   INDENTIFICATION      PRINCIPAL EXECUTIVE
       ITS CHARTER           ORGANIZATION       CODE NUMBER         NUMBER                OFFICES
------------------------- ------------------ ---------------- ----------------- --------------------------
Sinclair Radio of Buf-         Delaware           4833           52-1974582     2000 West 41st Street
 falo Licensee, Inc.                                                            Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of              Maryland           4833           52-1975786     2000 West 41st Street
 Greenville, Inc.                                                               Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of              Delaware           4833           52-1974584     2000 West 41st Street
 Greenville Licensee,                                                           Baltimore, Maryland 21211
 Inc.                                                                           410/467-5005

Sinclair Radio of Los          Maryland           4833           52-1975780     2000 West 41st Street
 Angeles, Inc.                                                                  Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of Los          Delaware           4833           52-1974591     2000 West 41st Street
 Angeles Licensee,                                                              Baltimore, Maryland 21211
 Inc.                                                                           410/467-5005

Sinclair Radio of              Maryland           4833           52-1975784     2000 West 41st Street
 Memphis, Inc.                                                                  Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of              Delaware           4833           52-1974586     2000 West 41st Street
 Memphis Licensee,                                                              Baltimore, Maryland 21211
 Inc.                                                                           410/467-5005

Sinclair Radio of              Maryland           4833           52-1975785     2000 West 41st Street
 Nashville, Inc.                                                                Baltimore, aryland 21211
                                                                                410/467-5005

Sinclair Radio of Nash-        Delaware           4833           52-1974585     2000 West 41st Street
 ville Licensee, Inc.                                                           Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of New          Maryland           4833           52-1975783     2000 West 41st Street
 Orleans, Inc.                                                                  Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of New          Delaware           4833           52-1974588     2000 West 41st Street
 Orleans Licensee,                                                              Baltimore, Maryland 21211
 Inc.                                                                           410/467-5005

Sinclair Radio of St.          Maryland           4833           52-1975782     2000 West 41st Street
 Louis, Inc.                                                                    Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of St.          Delaware           4833           52-1974592     2000 West 41st Street
 Louis Licensee, Inc.                                                           Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio of              Maryland           4833           52-1975788     2000 West 41st Street
 Wilkes-Barre, Inc.                                                             Baltimore, Maryland 21211
                                                                                410/467-5005

Sinclair Radio                 Delaware           4833           52-1974583     2000 West 41st Street
 of Wilkes-Barre                                                                Baltimore, Maryland 21211
 Licensee, Inc.                                                                 410/467-5005


                                                                                  ADDRESS, INCLUDING
                                                                                       ZIP CODE,
                                                PRIMARY                          AND TELEPHONE NUMBER,
     EXACT NAME OF        STATE OR OTHER       STANDARD           I.R.S.         INCLUDING AREA CODE,
     REGISTRANT AS        JURISDICTION OF     INDUSTRIAL         EMPLOYER           OF REGISTRANT'S
      SPECIFIED IN       INCORPORATION OR   CLASSIFICATION   INDENTIFICATION      PRINCIPAL EXECUTIVE
      ITS CHARTER          ORGANIZATION       CODE NUMBER         NUMBER                OFFICES
----------------------- ------------------ ---------------- ----------------- --------------------------
Superior Communica-          Delaware           4833           61-1250982     2000 West 41st Street
 tions of Kentucky,                                                           Baltimore, Maryland 21211
 Inc.                                                                         410/467-5005

Superior Communica-          Oklahoma           4833           73-1021304     2000 West 41st Street
 tions of Oklahoma,                                                           Baltimore, Maryland 21211
 Inc.                                                                         410/467-5005

Superior KY License          Delaware           4833           61-1250983     2000 West 41st Street
 Corp.                                                                        Baltimore, Maryland 21211
                                                                              410/467-5005

Superior OK License          Delaware           4833           73-1438189     2000 West 41st Street
 Corp.                                                                        Baltimore, Maryland 21211
                                                                              410/467-5005

Tuscaloosa Broadcast-        Maryland           4833           52-1940000     2000 West 41st Street
 ing, Inc.                                                                    Baltimore, Maryland 21211
                                                                              410/467-5005

WCGV, Inc.                   Maryland           4833           52-1836393     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005

WCGV Licensee, Inc.          Delaware           4833           52-0349552     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005

WDBB, Inc.                   Maryland           4833           52-1947227     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005

WLFL, Inc.                   Maryalnd           4833           52-1911462     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005

WLFL Licensee, Inc.          Delaware           4833           51-0364246     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005

WLOS Licensee, Inc.          Delaware           4833           52-1974580     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005

WPGH, Inc.                   Maryland           4833           52-1742771     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005

WPGH Licensee, Inc.          Maryland           4833           52-1742774     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005

WSMH, Inc.                   Maryland           4833           52-1952880     2000 West 41st Street
                                                                              Baltimore, Maryland 21211
                                                                              410/467-5005


                                                                                   ADDRESS, INCLUDING
                                                                                        ZIP CODE,
                                                 PRIMARY                          AND TELEPHONE NUMBER,
      EXACT NAME OF        STATE OR OTHER       STANDARD           I.R.S.         INCLUDING AREA CODE,
      REGISTRANT AS        JURISDICTION OF     INDUSTRIAL         EMPLOYER           OF REGISTRANT'S
      SPECIFIED IN        INCORPORATION OR   CLASSIFICATION   INDENTIFICATION      PRINCIPAL EXECUTIVE
       ITS CHARTER          ORGANIZATION       CODE NUMBER         NUMBER                OFFICES

------------------------ ------------------ ---------------- ----------------- --------------------------
WSMH Licensee, Inc.           Delaware           4833           52-1939265     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WSTR, Inc.                    Maryland           4833           52-1836394     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WSTR Licensee, Inc.           Maryalnd           4833           52-1958895     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WSYX, Inc.                    Maryland           4833           52-2050323     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WTTE, Channel 28, Inc.        Maryland           4833           52-1313500     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WTTE, Channel 28              Maryland           4833           52-1742776     2000 West 41st Street
 Licensee, Inc.                                                                Baltimore, Maryland 21211
                                                                               410/467-5005

WTTO , Inc.                   Maryland           4833           52-1836391     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WTTO Licensee, Inc.           Delaware           4833           51-0349553     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WTVZ, Inc.                    Maryland           4833           52-1903498     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WTVZ Licensee, Inc.           Maryland           4833           52-1908393     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WYZZ, Inc.                    Maryland           4833           52-1959155     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

WYZZ Licensee, Inc.           Delaware           4833           52-1959631     2000 West 41st Street
                                                                               Baltimore, Maryland 21211
                                                                               410/467-5005

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Sinclair Broadcast Group, Inc. with the
Securities and Exchange Commission (File No. 333-12257) pursuant to the Securities Act of 1933, as amended, and declared effective on September 16, 1997 is incorporated by reference into this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrants certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, Maryland on the 6th day of April , 1998.

                                        SINCLAIR BROADCAST GROUP, INC.

                                        By: /s/ David B. Amy
                                         ------------------------------------
                                                David B. Amy
                                                Chief Financial Officer

                                        THE GUARANTORS LISTED BELOW

                                        By: /s/ David B. Amy
                                           ------------------------------------
                                                David B. Amy
                                                Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints David D. Smith and David B. Amy as his or her true and lawful attorneys-in-fact each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.



         SIGNATURE                             TITLE                         DATE

---------------------------   ---------------------------------------   --------------
      /s/ David D. Smith      Chairman of the Board,                    April 6, 1998
-------------------------     Chief Executive Officer,
          David D. Smith       President and Director
                              of the Guarantors listed below
                              (Principal executive officer)





    /s/ David B. Amy
-------------------------     Chief Financial Officer and               April 6, 1998
        David B. Amy          Director of the Guarantors listed
                              below (other than Sinclair
                              Communications, Inc.,) (Principal
                              Financial and Accounting Officer of
                              Sinclair Broadcast Group, Inc. and
                              the Guarantors listed below)

    /s/ Frederick G. Smith    Director of Sinclair Broadcast Group,     April 6, 1998
-------------------------     Inc. and Sinclair Communications, Inc.
    Frederick G. Smith




         SIGNATURE                               TITLE                         DATE

------------------------------  ---------------------------------------     --------------
      /s/ J. Duncan Smith          Director of Sinclair Broadcast Group,     April 6, 1998
------------------------------     Inc. and Sinclair Communications, Inc.
          J. Duncan Smith

     /s/ Robert E. Smith           Director of Sinclair Broadcast Group,     April 6, 1998
------------------------------     Inc. and Sinclair Communications, Inc.
         Robert E. Smith

    /s/  Basil A. Thomas           Director of Sinclair Broadcast Group,     April 6, 1998
------------------------------     Inc. and Sinclair Communications, Inc.
         Basil A. Thomas


   /s/ Lawrence E. McCanna         Director of Sinclair Broadcast Group,     April 6, 1998
------------------------------     Inc. and Sinclair Communications, Inc.
       Lawrence E. McCanna




                                   GUARANTORS

Chesapeake Television, Inc.
Chesapeake Television Licensee, Inc.

FSF-TV, Inc.
KABB Licensee, Inc.
KDNL Licensee, Inc.

KSMO, Inc.
KSMO Licensee, Inc.
KUPN Licensee, Inc.

SCI-Indiana Licensee, Inc.
SCI-Sacramento Licensee, Inc.
Sinclair Communications, Inc.
Sinclair Radio of Albuquerque, Inc.
Sinclair Radio of Albuquerque Licensee, Inc.
Sinclair Radio of Buffalo, Inc.
Sinclair Radio of Buffalo Licensee, Inc.
Sinclair Radio of Greenville, Inc.
Sinclair Radio of Greenville Licensee, Inc.
Sinclair Radio of Los Angeles, Inc.
Sinclair Radio of Los Angeles Licensee, Inc.
Sinclair Radio of Memphis, Inc.
Sinclair Radio of Memphis Licensee, Inc.
Sinclair Radio of Nashville, Inc.
Sinclair Radio of Nashville Licensee, Inc.
Sinclair Radio of New Orleans, Inc.
Sinclair Radio of New Orleans Licensee, Inc.
Sinclair Radio of St. Louis, Inc.
Sinclair Radio of St. Louis Licensee, Inc.
Sinclair Radio of Wilkes-Barre, Inc.
Sinclair Radio of Wilkes-Barre Licensee, Inc.
Superior Communications of Kentucky, Inc.
Superior Communications of Oklahoma, Inc.
Superior KY License Corp.
Superior OK License Corp.
Tuscaloosa Broadcasting Inc.
WCGV, Inc.
WCGV Licensee, Inc.
WDBB, Inc.
WLFL, Inc.
WLFL Licensee, Inc.
WLOS Licensee, Inc.
WPGH, Inc.
WPGH Licensee, Inc.
WSMH, Inc.
WSMH Licensee, Inc.
WSTR, Inc.
WSTR Licensee, Inc.
WSYX, Inc.
WTTE, Channel 28, Inc.
WTTE, Channel 28 Licensee, Inc.
WTTO, Inc.
WTTO Licensee, Inc.
WTVZ, Inc.
WTVZ Licensee, Inc.
WYZZ, Inc.
WYZZ Licensee, Inc.

                                 EXHIBIT INDEX

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-12257 are incorporated by reference into, and shall be deemed part of this registration statement, except the following, which are filed herewith:




 EXHIBIT

 NUMBER                                         DESCRIPTION

--------   ------------------------------------------------------------------------------------

   5.1*    Opinion of Wilmer,  Cutler & Pickering (including the consent of such firm) regarding legality of securities being offered
   5.2*    Opinion of Thomas & Libowitz, P.A. (including the consent of such firm) regard-
           ing legality of securities being offered
  23.1*    Consent  of  Wilmer,  Cutler  &  Pickering  (incorporated  herein  by reference to Exhibit 5.1 hereto)
  23.2*    Consent of Thomas & Libowitz, P.A. (incorporated herein by reference to Exhibit 5.2 hereto)
  23.3     Consent of Arthur Andersen LLP, independent  certified public accountants
  23.4     Consent  of  KPMG  Peat  Marwick  LLP,   independent   certified  public
           accountants
  23.5     Consent of Price Waterhouse LLP, independent accountants
  23.6     Consent of Price Waterhouse LLP, independent accountants.



----------
* To be filed by amendment or as an exhibit to be incorporated by reference herein in connection with an offering of the offered securities.